Questions & Answers

DWS Climate Change Fund

Q&A

Q. Why am I receiving this proxy statement?

A. Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to the DWS Climate Change Fund (the “Fund”), believes that the Fund can best benefit from the global investment management expertise of the Deutsche Asset Management organization by transitioning portfolio subadvisory responsibilities to personnel at DIMA’s affiliate, Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”). DAAM Global has an investment team with extensive experience in clean technology and other environmentally-oriented investments. To allow the Fund to benefit from this expertise, DIMA recommended, and the Fund’s Board of Trustees (the “Board”) approved an interim sub-advisory agreement between DIMA and DAAM Global (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement takes effect on September 15, 2011, and has a maximum term of 150 days. In order for DAAM Global to continue to serve as sub-advisor to the Fund beyond this 150 day term, shareholders must approve a new sub-advisory agreement between DIMA and DAAM Global (the “New Sub-Advisory Agreement”). Your Fund’s Board unanimously approved, and recommends that shareholders approve, the New Sub-Advisory Agreement. The New Sub-Advisory Agreement would take effect upon shareholder approval.

Q. What issue am I being asked to vote on?

A. You are being asked to vote on the following proposal:

■	Approval of the New Sub-Advisory Agreement between DIMA and DAAM Global with respect to your Fund.

Q&A continued

The proposal is described in more detail below.

After carefully reviewing the proposal, your Fund’s Board has determined that these actions are in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR the proposal.

Q. If the New Sub-Advisory Agreement is approved by shareholders, will the investment advisor to the Fund remain the same?

A. Yes. DIMA will remain as investment advisor to the Fund and in that capacity will oversee the management of your Fund’s assets by DAAM Global. If the New Sub-Advisory Agreement is approved by shareholders of the Fund, DAAM Global will continue to provide investment sub-advisory services to the Fund beyond the 150 day term of the Interim Sub-Advisory Agreement.

Q. Will the New Sub-Advisory Agreement increase the management fee rate paid by the Fund?

A. No, the fees paid to DAAM Global for its sub-advisory services to your Fund will be paid by DIMA, not by the Fund. The management fee rates paid by the Fund to DIMA will not change as of a result of the New Sub-Advisory Agreement.

Q. Are there differences between the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement?

A. No, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially similar except for the term and termination provisions of the agreements.

Q. Are there other changes to the Fund in connection with the appointment of the new sub-advisor?

A. Yes, effective October 1, 2011 the Fund’s name will change to the DWS Clean Technology Fund. In addition, also effective October 1, the Fund’s principal investment strategy will change to focus more on investments in securities of companies engaged in activities related to energy- and resource-efficient solutions.

Q&A continued

Q. What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take action that it deems to be in the best interest of the Fund.

Q. Who is incurring the costs of this proxy solicitation?

A. DIMA has agreed to pay for the costs of the proxy solicitation.

Q. Why did my Fund’s Board recommend this proposal?

A. Your Fund’s Board believes that the New Sub-Advisory Agreement will permit the Fund to benefit from the global investment management expertise offered by DAAM Global without any increase in the Fund’s management fee rate.

Q. How can I vote?

A. You can vote in any one of four ways:

(1)	Via the Internet, by going to the website listed on your proxy card;

(2)	By telephone, with a toll-free call to the number listed on your proxy card;

(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4)	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. Whom should I call for additional information about the attached proxy statement?

A. Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-774-4940.

August 26, 2011

DWS CLIMATE CHANGE FUND

A Message from the Fund’s President

Dear Shareholder,

I am writing to you to ask for your vote on an important matter that affects your investment in the DWS Climate Change Fund (the “Fund”). While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”) with respect to the Fund (the “New Sub-Advisory Agreement”).

The Fund’s Board of Trustees (the “Board”) recently approved an interim sub-advisory agreement between DIMA and DAAM Global (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement allows the Fund to employ the global investment management expertise of DAAM Global, including an experienced clean technology investment team led by Andrew Pidden. In order for DAAM Global to continue to serve as sub-advisor to the Fund beyond the 150 day term of the Interim Sub-Advisory Agreement, shareholders must approve the New Sub-Advisory Agreement. DAAM Global’s fees under the New Sub-Advisory Agreement will be paid by DIMA out of the advisory fees DIMA receives from the Fund. As a result, approval of the New Sub-Advisory Agreement will not increase or otherwise affect the fees paid by the Fund. The Board unanimously recommends that shareholders approve the New Sub-Advisory Agreement.

In connection with the transition of day to day fund management duties to DAAM Global, effective October 1, 2011 the Fund will be renamed the DWS Clean Technology Fund and the Fund’s principal investment strategy will focus more on investments in common stocks and other equities of US and foreign companies engaged in activities related to energy- and resource-efficient solutions. While the Fund’s Board has carefully considered and has approved the Fund’s new name and modified investment strategy, shareholder approval is not required for these changes and is not being sought in this proxy statement.

The enclosed proxy statement provides greater detail about the proposal of the New Sub-Advisory Agreement, why it is being made and how it would affect your Fund. Please read these materials carefully.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations. Your vote is important to us.

We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at 1-866-774-4940 or contact your financial advisor. Thank you for your continued support of DWS Investments.

W. Douglas Beck

President

DWS CLIMATE CHANGE FUND

345 Park Avenue, New York, New York 10154

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On October 28, 2011

This is the formal agenda for your Fund’s special shareholders’ meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of DWS Climate Change Fund:

A special meeting of the shareholders of the Fund will be held on October 28, 2011 at 2:00 p.m. (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal	Approval of a Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Alternative Asset Management (Global) Limited with respect to the Fund

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of the Fund at the close of business on August 2, 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal for the Fund is not obtained at the Meeting, the Meeting may be adjourned one or more times in accordance with the Fund’s Bylaws and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy materials first are being mailed to shareholders on or about August 29, 2011.

This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Trustees

John Millette

Secretary

August 26, 2011

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-774-4940), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Only one party needs to sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp	ABC Corp
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1)	ABC Trust Account	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial, GMA/UTMA or Estate Accounts

(1)	John B. Smith, Cust.	John B. Smith
F/b/o John B. Smith Jr.

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

October 28, 2011

GENERAL

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 28, 2011:

The proxy statement is available at www.proxy-direct.com/dws22821.

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of DWS Securities Trust (the “Trust”) for use at the Special Meeting of Shareholders of DWS Climate Change Fund (the “Fund”), a series of the Trust, to be held at the offices of the Trust and of the Fund’s investment advisor, Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on October 28, 2011 at 2:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider a proposal described below (the “Proposal”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about August 29, 2011. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the description of the Proposal below, the word “fund” is sometimes used to mean an investment company or series thereof in general, and not the Fund or the Trust. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund that is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. The term “Board,” as used herein, refers to a board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust. The term “Independent Board Member” means a Board Member who is not an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, is not a party to the New Sub-Advisory Agreement and is not an “interested person” of such a party.

The Meeting is being held to consider and to vote on the following Proposal, as described more fully herein, and such other matters as properly may come before the Meeting:

Proposal	Approval of a New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Alternative Asset Management (Global) Limited with respect to the Fund

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 (for all Classes), or by calling 1-800-621-1048 (Class A, Class C), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class S). Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (“DIMA”) AND DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED (“DAAM GLOBAL”)

General.    On July 13, 2011, the Fund’s Board approved an interim sub-advisory Agreement between DIMA and DAAM Global (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement allows the Fund to employ the global investment management expertise of DAAM Global, including an experienced investment team led by Andrew Pidden. Mr. Pidden has 25 years of experience in capital markets, including extensive experience in clean technology and other environmentally-oriented investments. Exhibit B to this Proxy Statement sets forth Mr. Pidden’s prior experience. The Interim Sub-Advisory Agreement takes effect on September 15, 2011, the effective date of the termination of the Fund’s sub-advisory agreement between DIMA and Deutsche Asset Management International GmbH (“DeAMi”). DIMA recommended the termination of the sub-advisory agreement with DeAMi as a result of a series of discussions with the Board regarding possible actions to improve the Fund’s performance.

As required under applicable Investment Company Act of 1940 (“1940 Act”) rules, the Interim Sub-Advisory Agreement will terminate 150 days after its effective date. In order for DAAM Global to continue to serve as sub-advisor to the Fund beyond the 150 day term, shareholders must approve the New Sub-Advisory Agreement. The Board unanimously approved, and recommends that shareholders approve, the New Sub-Advisory Agreement.

A description of the New Sub-Advisory Agreement is set forth below (see “Description of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement”), and is qualified in its entirety by reference to the Form of Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A.

In conjunction with implementing the Interim Sub-Advisory Agreement, DIMA and DAAM Global will implement a change to the Fund’s principal investment strategy. Effective October 1, 2011, the Fund’s principal investment strategy will focus more on clean technology-related companies. Among the strategy changes taking place on October 1, the fund will no longer have a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to climate change. Instead, effective October 1, the fund will have a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to energy- and resource-efficient solutions. In addition, also effective October 1, the Fund’s name will change to the DWS Clean Technology Fund to better reflect the new investment approach. The Fund’s new principal investment strategy is described in more detail in a prospectus supplement filed with the SEC on July 29, 2011. DAAM Global currently anticipates repositioning approximately 30% of the Fund’s portfolio holdings after assuming investment management responsibilities for the Fund.

Please see “Board Considerations of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement” below for a discussion of the factors considered by the Board in deciding to approve the Interim and the New Sub-Advisory Agreements.

Investment Advisor.    Pursuant to an Investment Management Agreement, DIMA is the investment advisor for the Fund. The Investment Management Agreement was last approved by the Board on September 10, 2010 and was approved by the Fund’s initial shareholder on September 5, 2007 before the Fund was offered to the public. Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Alban Miranda	Director and Chief Operating Officer	Managing Director and Chief Operating Officer of DWS Investments Americas

John Nolan	Director, President and Chief Executive Officer	Managing Director and Global Chief Administrative Officer

Cynthia Nestle	Director	Managing Director and Chief Operating Officer of Quantitative Strategies

Christine Rosner	Director	Managing Director and Global Chief Operating Officer of DB Advisors

John Pak	Secretary and Chief Legal Officer	Managing Director and Global Head of Institutional and Insurance Legal

Name	Position	Principal Occupation
Francine Legaspi	Chief Financial Officer and Treasurer	Director of DeAM’s Global Finance/Analytics Group

Robert A. Kloby	Chief Compliance Officer	Managing Director of DeAM Compliance

Anjie LaRocca	Assistant Secretary	Assistant Vice President of Deutsche Bank AG’s Legal Department

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit D sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement for the Fund continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

As compensation for its services, DIMA is entitled to receive from the fund a fee, accrued daily and paid monthly at the annual rate of 1.00% of the fund’s average daily net assets. For the period from October 1, 2010 through September 30, 2011, DIMA has contractually agreed to waive a portion of its management fee in the amount of 0.30% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2011, DIMA received $205,810 and waived $206,365 in management fees.

DIMA also serves as the Trust’s administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee of 0.10% of the average daily net assets of the Fund, computed daily and paid monthly. For the fiscal year ended May 31, 2011, DIMA received $41,217 in administration fees.

Description of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.    DAAM Global will assume responsibility for day to day management of Fund assets on September 15, 2011. Under the Interim Sub-Advisory Agreement, DAAM Global will manage all of the securities and other assets of the Fund entrusted to it by DIMA, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines. DIMA will be responsible for supervising and overseeing DAAM Global’s performance of its duties under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Fee.    The sub-advisory fee payable under the Interim Sub-Advisory Agreement will be paid by DIMA, not the Fund. Under both the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, DIMA will pay DAAM Global a sub-advisory fee monthly at an annual rate of 0.30% of the Fund’s daily net assets.

Limitation on Liability.    The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that DAAM Global shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement relate, except a loss resulting from (a) the Sub-Advisor’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s prospectus or any written guidelines, policies or instruction provided in writing by the Board or DIMA, or (b) willful misfeasance, bad faith or gross negligence on the part of DAAM Global in the performance of its duties or from reckless disregard by DAAM Global of its obligations and duties under the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement.

Termination.    The Interim Sub-Advisory Agreement may be terminated without penalty (a) at any time by the Board, or by vote of a majority of the outstanding voting securities of the Fund, (b) by DIMA on not more than 60 days’ nor less than 30 days’ written notice to DAAM Global, or (c) by DAAM Global upon 90 days’ written notice to DIMA, and will automatically terminate in the event of its assignment by either party, as defined in the 1940 Act, or upon termination of DIMA’s Investment Management Agreement with the Fund.

The New Sub-Advisory Agreement will become effective upon shareholder approval, and will remain effective until September 30, 2012 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. The New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of DIMA’s Investment Management Agreement with the Fund. In addition, DIMA or DAAM Global may terminate the New Sub-Advisory Agreement upon immediate notice if DAAM Global becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operation as an investment advisor. The New Sub-Advisory Agreement may be terminated without penalty at any time (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund on 60 days’ written notice to DIMA and DAAM Global; (b) by DIMA on 60 days’ written notice to DAAM Global, or (c) by DAAM Global upon 90 days’ written notice to DIMA.

Other than with respect to its term of effectiveness and termination procedures, the New Sub-Advisory Agreement does not materially differ from the Interim Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement does not materially differ from the current sub-advisory agreement between DIMA and DeAMi with respect to the Fund, differing only with respect to the initial term of effectiveness of the agreement and the governing law applicable to the agreement.

Board Considerations of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Board unanimously approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the “New Sub-Advisory Agreements”) between DIMA and DAAM Global at a meeting held on July 13, 2011. This action was the culmination of a series of discussions between the Board and DIMA regarding possible actions to improve the Fund’s performance. As part of its review process, the Board considered all information it deemed reasonably necessary to evaluate DIMA’s recommendation to change sub-advisors and to approve the New Sub-Advisory Agreements. In connection with the approval of the New Sub-Advisory Agreements, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services.    The Board considered the nature, quality and extent of services to be provided under the New Sub-Advisory Agreements. The Board noted that the New Sub-Advisory Agreements had been recommended by DIMA as part of an effort to improve the Fund’s performance, and that implementation of the Agreements would allow the Fund to employ the investment expertise of DAAM Global, including an experienced clean technology investment team led by Andrew Pidden. The Board considered the background and qualifications of the DAAM Global personnel who would be providing services to the Fund and the resources made available to such personnel. The Board also considered its familiarity with DAAM Global based on DAAM Global’s role as sub-subadvisor to other DWS Funds the Board oversees.

Fees; Profitability and Economies of Scale.    The Board considered the sub-advisory fee structure under the New Sub-Advisory Agreements and how it related to the overall management fee structure of the Fund, noting that the overall investment management fee rates will not change. The Board noted that DIMA compensates DAAM Global from the fees DIMA receives from the Fund. The Board noted that while no profitability information was available for DAAM Global, the Board reviews extensive information regarding DIMA’s profitability in respect of the Fund each year as part of its annual contract review process.

As part of its approval of the investment management agreement with DIMA in September 2010, the Board noted that while the Fund’s current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size.

Other Benefits to DAAM Global.    The Board also considered the character and amount of other incidental benefits that may be received by DAAM Global and its affiliates (including DIMA). The Board considered the incidental public relations benefits to DIMA and DAAM Global related to DWS Funds advertising and cross-selling opportunities among DIMA and DAAM Global products and services. The Board concluded that the sub-advisory fee was reasonable in light of these fallout benefits.

Other.    The Board also considered that DIMA agreed to bear all of the costs associated with the proxy solicitation.

Based on all of the information considered, the Board determined that the terms of the New Sub-Advisory Agreements are fair and reasonable and that the approval of the New Sub-Advisory Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis and individual Board Members may have evaluated or weighed different factors differently than other Board Members.

Information about DAAM Global.    DAAM Global, located at One Appold Street, Broadgate, London, United Kingdom, provides a full range of investment advisory services to institutional clients and eligible counterparties. DAAM Global is authorized and regulated by the FSA in the UK and is registered as an investment advisor with the U.S. Securities and Exchange Commission. As of May 31, 2011, DAAM Global managed more than $6 billion in assets. DAAM Global is a wholly owned subsidiary of Deutsche Asset Management Group Limited (“DAMGL”), registered office One Appold Street, Broadgate, London, EC2A 2UU United Kingdom. DAMGL is a wholly owned subsidiary of DB UK PCAM Holdings Limited, registered office Winchester House, 1 Great Winchester Street, London, EC2N 2DB United Kingdom, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.

The name and principal occupations of the principal executive officers and directors of DAAM Global is shown below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DAAM Global, is One Appold Street, Broadgate, London, United Kingdom.

Name	Position	Principal Occupation
Christophoros Papachristophorou	Co-Chief Executive Officer, Board Member	Managing Director and Co-Chief Executive Officer of DAAM Global

Pierre Cherki	Co-Chief Executive Officer, Board Member	Managing Director and Global Head of RREEF

Alistair Charles Fairley Smith	Board Member	Director at Deutsche Bank – Global Markets

Gianluca Muzzi	Board Member	Managing Director of DAAM Global

Stephen James Thomas Shaw	Chief Operating Officer, Board Member	Managing Director and Chief Operating Officer of DAAM Global

Name	Position	Principal Occupation
Nicholas Kristian James Calvert	Chief Financial Officer, Board Member	Director and Chief Financial Officer of DAAM Global

Isobel Ann Swanson	Chief Compliance Officer	Director and Chief Compliance Officer of DAAM Global

David Entwistle	Chief Legal Officer	Managing Director and Chief Legal Officer of DAAM Global

The individual who will be primarily responsible for the day-to-day management of the Fund is Andrew Pidden. Information about the portfolio manager is provided in Exhibit B.

No directors or officers of the Fund are employees, officers, directors or shareholders of DAAM Global. DAAM Global also serves as sub-subadvisor to other funds that may have investment objectives similar to those of the Fund. Exhibit E sets forth certain information regarding those funds.

Brokerage Commissions on Fund Transactions.    The policy of DAAM Global in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the broker-dealer’s ability to provide access to new issues; the broker-dealer’s ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DAAM Global seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. DAAM Global routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by DAAM Global with the principal market makers for these securities unless DAAM Global reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, DAAM Global does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

DAAM Global is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DAAM Global determines that such commissions are reasonable in relation to the overall services provided. DAAM Global may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DAAM Global. Consistent with DAAM Global’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DAAM Global may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to DAAM Global, it is the opinion of DAAM Global that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DAAM Global’s staff. To the extent that research and brokerage services of value are received by DAAM Global, DAAM Global may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to DAAM Global and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for the Fund will not necessarily be used by DAAM Global specifically to service the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

DAAM Global may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by DAAM Global to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if DAAM Global determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided DAAM

Global is acting in accordance with any instructions and directions of DIMA or the Board, DAAM Global is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for the Fund in excess of what another broker or dealer may charge, if DAAM Global determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

DAAM Global may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, DAAM Global will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA or DAAM Global will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by DAAM Global are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DAAM Global may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA has established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of DAAM Global, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Required Vote

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board of the Fund believes that the approval of the New Sub-Advisory Agreement between DIMA and DAAM Global is in the best interests of the Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Proxy Costs.    DIMA will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for the Fund, which are estimated to be approximately $45,000 for the Fund.

Voting Power.    For the Trust and for the Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote.    A quorum for the transaction of business at the Meeting requires the presence in person or by proxy of 30% of the shares of the Fund issued and outstanding and entitled to vote at the Meeting, except as otherwise provided by the 1940 Act. Proxies are being solicited from the Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposal. Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. If shareholders of the Fund do not approve the Proposal, the Board will take action, if any, that it deems to be in the best interest of the Fund.

Record Date and Method of Tabulation.    Shareholders of record at the close of business on August 2, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date were as follows:

Number of shares
Class A	2,296,783.703
Class B	1,494,966.315
Class S	742,962.324
Institutional Class	260,217.949

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting.    Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership.    Exhibit F to this Proxy Statement sets forth information as of August 2, 2011 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies.    In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $9,745. However, the exact cost will depend on the amount and types of services rendered.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the Computershare Fund Services, Inc. representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare Fund Services, Inc. representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare Fund Services, Inc., then the Computershare Fund Services, Inc. representative has the responsibility to explain the process, to read the Proposal listed on the Proxy Card and to ask for the shareholder’s instructions on the Proposal. Although the Computershare Fund Services, Inc. representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare Fund Services, Inc. will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call 1-866-774-4940 immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare Fund Services, Inc. toll-free at 1-866-774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare Fund Services, Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. DIMA will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Computershare Fund Services, Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies.    Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment.    Whether or not a quorum is present at the meeting, the chairman of the meeting may adjourn the meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment(s) put to a shareholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present any action may be taken that could have been taken at the original meeting called.

Principal Underwriter.    The principal underwriter for the Fund is DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at the following address: One Beacon Street, Boston, Massachusetts 02108.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of the Trust shall be called by the Board Members or such other person or persons as specified in the By-laws of the Trust upon the written request of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, INC. AT 1-866-774-4940. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

EXHIBIT A

Form of New Sub-Advisory Agreement

AGREEMENT made this day of             , 2011, between DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the “Adviser”) and Deutsche Alternative Asset Management (Global) Limited (the “Sub-Adviser”).

WHEREAS, DWS Climate Change Fund (the “Fund”), is a series of DWS Securities Trust, a Massachusetts Business Trust (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated June 1, 2006 with the Trust and made effective with respect to the Fund on September 6, 2007 (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser.

Subject to supervision and oversight by the Adviser and the Fund’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus (the “Operating Documents” and attached hereto as Appendix B) which have been put into effect in conformity by and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.

(b)  The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

(c)  The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such information as provided for in Appendix A to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund. The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the

Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)  The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.

(g)  Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund in accordance with such guidelines established by the Adviser and approved by the Board of Trustees that the Adviser has provided to the Sub-Adviser in writing.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

2.	Duties of the Adviser.

The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents, the instruction and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.

(a)  The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

(b)  The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Sub-Adviser’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)  The Sub-Adviser’s Form ADV; and

(iv)  The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.	Certain Representations and Warranties of the Sub-Adviser.

(a)  The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business. The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.

(b)  The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.

(c)  The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Trust’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.	Compliance.

(a)  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.

(b)  The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.

(c)  The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with written requests for such records or other documents.

6.	Compensation to the Sub-Adviser.

For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate set forth in Appendix C, which is attached hereto and made part of this Agreement, based on the Fund’s average daily net assets, less any fees waived and/or reimbursed by the Adviser or its affiliates and any revenue sharing payments made by the Adviser or any of its affiliates to unaffiliated third parties. The fee will be computed daily and will be paid to the Sub-Adviser monthly.

7.	Expenses.

The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees, fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Fund’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund.

8.	Standard of Care and Liability of Sub-Adviser.

The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.	Insurance.

The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

10.	Duration and Termination.

(a)  This Agreement shall remain in effect until September 30, 2012, and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to the Fund at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Board who are not interested persons, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the respective Fund.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser and the Sub-Adviser have the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)  If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)  The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon prior written notice, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.

(f)  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

11.	Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

(v)  The Adviser agrees that the Sub-Adviser is authorized to record any telephone conversation held with the Sub-Adviser’s fund management team. The Sub-Adviser shall have the right to record and store any such telephone conversations for a limited period of time. The Adviser shall inform its employees, officers and Trustees and the Fund’s employees, officers and Trustees regarding the Sub-Adviser’s recording policies and shall obtain such persons’ consent with respect to any such recordings.

12.	Governing Law.

This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.	Severability.

Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.	Notice.

Any notice, advice or report to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

John Pak, Esq.

Chief Legal Officer

Deutsche Investment Management Americas Inc.

60 Wall Street

New York, NY 10005

and with a copy (which shall not constitute notice) to:

John Millette

Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

To the Sub-Adviser:

Mark Bolton

Deutsche Alternatives Asset Management (Global) Limited

Attention: Chief Operating Officer

1 Appold Street, Broadgate

London, UK

15.	Questions of Interpretation.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

16.	Entire Agreement.

This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

17.	Miscellaneous.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

By:	By:

Name:	Name:

Title:	Title:

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:

Name:

Title:

APPENDIX A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Pursuant to Section 1(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request as follows:

1.	Quarterly Compliance Certifications and Reports
2.	Code of Ethics Reports
3.	Code of Ethics Certifications
4.	Soft Dollar Commission Reports
5.	Rule 17e-1 Certifications (Broker/Adviser), as applicable
6.	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
7.	Compliance Due Diligence Questionnaires
8.	Policies, Procedures and Summaries

APPENDIX B

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Declaration of Trust
4.	By-laws and any pertinent amendments thereto

APPENDIX C

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Fee Rate

Fund	Sub-Advisory Fee Rate
DWS Climate Change Fund	0.300% of average daily net assets

EXHIBIT B

Portfolio Manager

Andrew Pidden, Managing Director. Portfolio Manager of the Fund.

•	Global Head of RREEF Sustainable Advisers

•

Twenty-five years investment experience with Salomon Brothers, Morgan Stanley, Deutsche Bank and CLSA Capital Partners. Extensive experience in equity and equity derivative trading, program trading, market making and risk management. Head of equity derivatives in Asia ex Japan for Morgan Stanley and Deutsche Bank.

•

Eleven years experience in Clean Technology including academic studies, direct investment, public fund management and private equity fund management, including Clean Resources Asia, a multi product investment group at CLSA Capital Partners.

•	MA in Finance and MSc in Environmental Technology, Imperial College, London.

B-1

EXHIBIT C

Fund Officers

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held with DIMA and Certain Affiliates of DIMA
W. Douglas Beck, CFA(3) (1967) President and CEO, 2011-present	Managing Director(2), Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset Management

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(2), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson(4) (1962) Chief Legal Officer, 2010-present	Managing Director(2), Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)

Rita Rubin(6) (1970) Assistant Secretary, 2009-present	Director(2) and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)

Paul Antosca(4) (1957) Assistant Treasurer, 2007 -present	Director(2), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark(4) (1967) Assistant Treasurer, 2007 -present	Director(2), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)

Diane Kenneally(4) (1966) Assistant Treasurer, 2007 -present	Director(2), Deutsche Asset Management

John Caruso(6) (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director(2), Deutsche Asset Management

C-1

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held with DIMA and Certain Affiliates of DIMA
Robert Kloby(6) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset Management

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.
(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.
(4)	Address: One Beacon Street, Boston, Massachusetts 02108.
(5)	Address: 100 Plaza One, Jersey City, New Jersey 07311.
(6)	Address: 60 Wall Street, New York, New York 10005.

C-2

EXHIBIT D

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to affiliated brokers for the Fund’s most recently completed fiscal year.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).

Name	Services	Total Fee	Amount Waived
Deutsche Investment Management Americas Inc.	Typesetting and Filing Service Fees	$21,483	—

DWS Investments Distributors, Inc	Distributor	$147,999	$20,208

DWS Investments Service Company	Transfer Agent	$77,975	$77,740

D-1

EXHIBIT E

Information About Other Funds with Similar Investment Objectives Advised, Sub-Advised or Sub-SubAdvised by Deutsche Alternative Asset Management (Global) Limited

Fund Name	Net Assets as of July 31, 2011	Current Sub- SubAdvisory Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS RREEF Global Infrastructure Fund	$152.9 million	Sub-subadvisor receives a monthly fee equal to a percentage of the monthly fee received by the subadvisor, calculated as follows: fee is calculated by multiplying the total monthly fee received by the subadvisor by the proportion of total real estate investments in the Fund’s benchmark index which are attributed to the geographic territory covered by the sub-subadvisor.	No.	Total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies.

DWS RREEF Global Real Estate Securities Fund	$1.1 billion	Sub-subadvisor receives a monthly fee equal to a percentage of the monthly fee received by the subadvisor, calculated as follows: fee is calculated by	No.	Total return through a combination of current income and long-term capital appreciation.

E-1

Fund Name	Net Assets as of July 31, 2011	Current Sub- SubAdvisory Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
multiplying the total monthly fee received by the subadvisor by the proportion of total real estate investments in the Fund’s benchmark index which are attributed to the geographic territory covered by the sub-subadvisor.

John Hancock II Global Real Estate Fund	$532.6 million	Sub-subadvisor receives a monthly fee equal to a percentage of the monthly fee received by the subadvisor, calculated as follows: fee is calculated by multiplying the total monthly fee received by the subadvisor by the proportion of total real estate investments in the Fund’s benchmark index which are attributed to the geographic territory covered by the sub-subadvisor.	No.	To seek a combination of long-term capital appreciation and current income.

E-2

EXHIBIT F

5% SHAREHOLDERS

(as of August 2, 2011)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares in Class
A	American Enterprise Investment Services FBO xxxxxxxx Minneapolis, MN 07339	446,379.633	19.43%

A	UBS WM USA Omnibus Account Weehawken, NJ 07086	281,633.409	12.26%

A	Pershing LLC Jersey City, NJ 07399	194,461.733	8.47%

A	First Clearing LLC Special Custody Account FBO Its Customers St. Louis, MO 63101	151,833.162	6.61%

A	Edward D. Jones & Co. Mutual Fund Shareholder Accounting Maryland Heights, MO 63043	128,785.862	5.61%

C	Raymond James Omnibus Account St. Petersburg, FL 33716	331,843.912	22.20%

C	Merrill Lynch Pierce Fenner & Smith FBO Its Customers Jacksonville, FL 32246	286,251.426	19.15%

C	First Clearing LLC Special Custody Account FBO Its Customers St. Louis, MO 63101	194,906.101	13.04%

C	Pershing LLC Jersey City, NJ 07399	150,901.991	10.09%

C	UBS WM USA Omnibus Account Weehawken, NJ 07086	140,993.583	9.43%

C	Morgan Stanley Smith Barney Jersey City, NJ 07311	90,298.832	6.04%

F-1

Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares in Class
S	Pershing LLC Jersey City, NJ 07399	263,175.857	35.42%

S	Merrill Lynch Pierce Fenner & Smith FBO Its Customers Jacksonville, FL 32246	73,318.780	9.87%

S	Citigroup Global Markets Inc. New York, NY 10001	38,481.605	5.18%

Institutional	NFS LLC FBO xxxxxxxxxxxxx Quincy, MA 02169	144,493.185	55.48%

Institutional	NFS LLC FBO xxxxxxxxxxxxx Quincy, MA 02169	47,493.907	18.25%

Institutional	First Clearing LLC Special Custody Account FBO Its Customers St. Louis, MO 63101	30,137.930	11.58%

Institutional	Charles Schwab & Co. Inc. Special Custody Account FBO Its Customers San Francisco, CA 94104	23,854.441	9.17%

F-2

DWS-CC 080211

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, New York, NY 10154 on October 28, 2011

Please detach at perforation before mailing.

280 Oser Avenue Hauppauge, NY 11788-3610	DWS CLIMATE CHANGE FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, New York, New York 10154 2:00 p.m., Eastern time, on October 28, 2011	PROXY CARD

The undersigned hereby appoint(s) Caroline Pearson, Rita Rubin and John Millette, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of DWS Climate Change Fund (the “Fund”) that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	CCF_22821_081911

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be

Held on October 28, 2011.

The proxy statement is available at: https://www.proxy-direct.com/dws22821

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ¢

VOTE ON PROPOSAL:
		FOR	AGAINST	ABSTAIN
1.	Approval of a Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”) with respect to the Fund.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

CCF_22821_081911